Exhibit 10.40

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this "Amendment") is made effective as of the 30th day of September, 2016 between:

(a) S&W SEED COMPANY, a Nevada corporation ("Borrower"); and

(b) KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of September 22, 2015 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

  Amendment to Definitions in the Credit Agreement. Section 11 of the Credit Agreement is hereby amended to delete the definition of "Maximum Revolving Amount", "Temporary Increase Period" and "Total Commitment Amount" therefrom and to insert in place thereof, respectively, the following:

  "Maximum Revolving Amount" means Twenty Million Dollars ($20,000,000), which amount shall be increased to (a) Twenty-Five Million Dollars ($25,000,000) during the period from October 1, 2016 through November 30, 2016, and (b) Thirty Million Dollars ($30,000,0000) during the period from February 1, 2017 through March 31, 2017

  "Temporary Increase Period" means the period from September 30, 2016 through February 28, 2017

  "Total Commitment Amount" means the principal amount of Twenty Million Dollars ($20,000,000), which amount shall be increased to (a) Twenty-Five Million Dollars ($25,000,000) during the period from October 1, 2016 through November 30, 2016, and (b) Thirty Million Dollars ($30,000,0000) during the period from February 1, 2017 through March 31, 2017

  Additions to Definitions in the Credit Agreement. Section 11 of the Credit Agreement is hereby amended to add the following new definitions thereto:

  "Temporary Reporting Increase Period" means the period from September 30, 2016 through the Temporary Reporting Increase Period Termination Date.

  "Temporary Reporting Increase Period Termination Date" means the later of (a) the date on which the Excess Borrowing Base Availability shall be no less than Three Million Dollars ($3,000,000) for thirty (30) consecutive days prior to, and one day after, the most recently completed calendar month, or (b) March 31, 2017

  Amendment to Amount and Terms of Credit Provisions. Article II is hereby amended to delete Section 2.12 therefrom and to insert in place thereof the following:

  Section 2.12. Establishment of Reserves. Lender shall have the right, from time to time, in the exercise of its Permitted Discretion, to establish Reserves (including Reserves for grower payables) in such amounts and with respect to such matters as Lender deems necessary or appropriate, and to increase or decrease such Reserves. In exercising its reasonable credit judgment, Lender may take into account factors that (a) will or could reasonably be expected to adversely affect the value of any collateral securing the Obligations, the enforceability or priority of the Liens of Lender or the amount that Lender would be likely to receive in the liquidation of such collateral, or (b) may demonstrate that any collateral report or financial information concerning Borrower is incomplete, inaccurate or misleading in any material respect. In exercising its reasonable credit judgment, Reserves may be established against anticipated obligations, contingencies or conditions affecting the Companies, including, without limitation, (i) tax liabilities and other obligations owing to Governmental Authorities, (ii) asserted litigation liabilities, (iii) anticipated remediation for compliance with Environmental Laws, (iv) obligations owing to any lessor of real property, any warehouseman, any processor or any mortgagor on third party mortgaged sites, (v) obligations or liabilities of the Companies under Hedge Agreements, and (vi) cash management obligations. Reserves may also be established with respect to the dilution of accounts receivable and other results of field examinations, and in respect of accounts payable of Borrower and its Subsidiaries then outstanding to growers or suppliers of agricultural products. Notwithstanding anything contained herein to the contrary, during the period from August 31, 2016 through February 28, 2017, Lender shall establish Reserves with respect to grower payables owing by the Companies in an amount no greater than seventy-five percent (75%) of such grower payables.

  Amendment to Financial Statements, Collateral Reporting and Information Covenant Provisions. Section 5.3 of the Credit Agreement is hereby amended to delete subsections (a), (e), (f) and (g) therefrom and to insert in place thereof, respectively, the following:

  (a) Borrowing Base. Borrower shall deliver to Lender, as frequently as Lender may request, but no less frequently than by 5:00 P.M. (Eastern time) twenty (20) days after the end of each calendar month (or the next Business Day if such day is not a Business Day), a Borrowing Base Certificate (for the period ending on the last day of the prior calendar month) prepared and certified by a Financial Officer; provided that, during the Temporary Reporting Increase Period, Borrower shall deliver such Borrowing Base Certificates by no later than 5:00 P.M. (Eastern time) on each Tuesday of each calendar week (or the next Business Day if such Tuesday is not a Business Day) dated as of the week ending on the Friday prior to the date such summary is submitted. Each such Borrowing Base Certificate shall be updated for all activity (sales, billings, collections, credits and similar information) impacting the accounts receivable of Borrower from the date of the immediately preceding Borrowing Base Certificate to the date of such Borrowing Base Certificate; provided that, during the Temporary Reporting Increase Period, such Borrowing Base Certificates shall also include (i) the current amounts outstanding on grower payables, and (ii) the amount outstanding under the Convertible Note Indebtedness. The amount of Eligible Inventory and the determination as to which accounts receivable constitute Eligible Accounts Receivable to be included on each applicable Borrowing Base Certificate shall, absent a request from Lender that such amounts be calculated more frequently, be the amount that is calculated and updated monthly pursuant to subsections (e) and (f) below

  (e) Accounts Receivable Aging Report. Borrower shall deliver to Lender, within twenty (20) days after the end of each calendar month, an accounts receivable aging report, in form and substance satisfactory to Lender and signed by a Financial Officer, (i) aged by the original invoice date of accounts receivable of Borrower, prepared as of the last day of the preceding calendar month, reconciled to the month-end balance sheet and month-end Borrowing Base Certificates, together with the calculation of the current month-end Eligible Accounts Receivable, (ii) upon Lender's request, an aging by original invoice date of all existing accounts receivable, specifying the names, current value and dates of invoices for each Account Debtor, and (iii) that includes any other information Lender shall reasonably request with respect to such accounts receivable and its evaluation of such reports; provided that, during the Temporary Reporting Increase Period, Borrower shall deliver such accounts receivable aging summary by no later than 5:00 P.M. (Eastern time) on each Tuesday of each calendar week (or the next Business Day if such Tuesday is not a Business Day) dated as of the week ending on the Friday prior to the date such summary is submitted..

  (f) Inventory Report. Borrower shall deliver to Lender within twenty (20) days after the end of each calendar month, a summary of Inventory, in form and substance satisfactory to Lender and signed by a Financial Officer, based upon month-end balances reconciled to the month-end balance sheet and the month-end Borrowing Base Certificates, and accompanied by an Inventory certification, in form and substance reasonably acceptable to Lender and including a calculation of the Eligible Inventory (the calculation of Eligible Inventory reflecting the then most recent month-end balance). Borrower shall deliver to Lender, after the end of each calendar month, Inventory records, in such detail as Lender shall deem reasonably necessary to determine the level of Eligible Inventory.

  In addition, during the Temporary Reporting Increase Period, Borrower shall also deliver to Lender by no later than 5:00 P.M. (Eastern time) on each Tuesday of each calendar week (or the next Business Day if such Tuesday is not a Business Day), a summary of Inventory (for the week ending on the Friday prior to the date such Inventory report is submitted), in form and substance satisfactory to Lender and signed by a Financial Officer, based upon week-end balances, and accompanied by an Inventory certification, in form and substance reasonably acceptable to Lender and including a calculation of the Eligible Inventory (the calculation of Eligible Inventory reflecting the then most recent week-end balance). The values shown on the Inventory reports shall be at the lower of cost or market value, determined in accordance with the usual cost accounting system of Borrower. Borrower shall provide such other reports with respect to the Inventory of Borrower as Lender may reasonably request from time to time.

  (g) Accounts Payable Aging Report. Borrower shall deliver to Lender, within twenty (20) days after the end of each calendar month, in form and detail satisfactory to Lender, an aging summary of the accounts payable of Borrower, dated as of the last day of the preceding calendar month; provided that, during the Temporary Reporting Increase Period, Borrower shall deliver such accounts payable aging summary by no later than 5:00 P.M. (Eastern time) on each Tuesday of each calendar week (or the next Business Day if such Tuesday is not a Business Day) dated as of the week ending on the Friday prior to the date such summary is submitted.

  Amendment to Restricted Payments Covenant Provisions. Section 5.15 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and to insert in place thereof the following:

  (a) Borrower may make cash payments of principal and interest with respect to the Convertible Note Indebtedness, so long as (i) no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist, (ii) the Excess Borrowing Base Availability, after giving pro forma effect to any such payment, shall be no less than Three Million Dollars ($3,000,000) (or with respect to payments made (A) during the period from December 1, 2016 through December 31, 2016, no less than Two Million One Hundred Eighty-Nine Thousand Six Hundred Fifty-Five Dollars ($2,189,655), (B) during the period from January 1, 2017 through January 31, 2017, no less than One Million Two Hundred Forty-Six Thousand Three Hundred Five Dollars ($1,246,305), (C) during the period from February 1, 2017 through February 28, 2017, no less than Three Hundred Two Thousand Nine Hundred Fifty-Six Dollars ($302,956), and (D) on March 1, 2017 and thereafter, no less than Zero Dollars ($0)) for thirty (30) consecutive days prior to, and one day after, the making of such payment, and (iii) the Fixed Charge Coverage Ratio is greater than or equal to 1.00 to 1.00 both prior to and after giving pro forma effect to such payment; provided that, if Borrower fails to meet the requirements set forth in subpart (ii) above, Borrower may nonetheless make payments of principal and interest with respect to the Convertible Note Indebtedness during the Temporary Increase Period so long as (1) the requirements set forth in subparts (i) and (iii) above are otherwise satisfied, (2) the Excess Borrowing Base Availability shall have been less than the amounts set forth in subpart (ii) above for a period of no more than five consecutive days, and (3) Borrower may not make more than two such payments under this proviso.

  Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

    deliver to Lender a new Revolving Credit Note in the principal amount of Thirty Million Dollars ($30,000,000);

    deliver to Lender certified copies of the resolutions of the board of directors of Borrower evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;

    pay an amendment fee to Lender in the amount of Twenty-Five Thousand Dollars ($25,000);

    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

    pay all legal fees and expenses of Lender in connection with this Amendment.

  Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any material law applicable to Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof., (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

  Waiver and Release. Borrower, by signing below, hereby waives and releases Lender, and its directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

  References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

  Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

  Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

  Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

  Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWER AND LENDER, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

S&W SEED COMPANY

By: /s/ Matthew K. Szot
Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION

By: /s/ Mark R. Bitter
Mark R. Bitter
Vice President

Signature Page to
Second Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of September 30, 2016. The undersigned further agrees that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby

The undersigned hereby waive and release Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, LENDER AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SEED HOLDING, LLC

By: /s/ Mark S. Grewal
Mark S. Grewal
Manager

STEVIA CALIFORNIA, LLC

By: /s/ Mark S. Grewal
Mark S. Grewal
Manager

Signature Page to
Guarantor Acknowledgment and Agreement